SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 6, 2002
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                                PVF CAPITAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)


        Ohio                           0-24948                   34-1659805
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(State or Other Jurisdiction)        (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)



30000 Aurora Road, Solon, Ohio                                      44139
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(Address of Principal Executive Offices)                           (Zip code)



       Registrant's telephone number, including area code: (440) 248-7171
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS
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     On August 6, 2002, the Board of Directors of the Registrant  announced that the Registrant completed its previously announced stock repurchase program, pursuant to which it repurchased 260,251 shares of its common stock. In addition, the Board of Directors announced that the Registrant was commencing a stock repurchase program to acquire up to 262,844 shares of its common stock, representing approximately 5% of the outstanding common stock. The Registrant also announced that Raymond J. Negrelli has been appointed as a director of the Registrant and of its wholly owned subsidiary, Park View Federal Savings Bank.

     Further information regarding the stock repurchases and new director is set forth in a press release dated August 6, 2002, attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         Exhibit 99.1      Press Release dated August 6, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PVF CAPITAL CORP.



Date:    August 16, 2002             By:/s/ C. Keith Swaney
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                                        C. Keith Swaney
                                        President